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                     SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549

                                  FORM 8-K

               Current Report Pursuant to Section 13 or 15 (d)
                   of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)          May 28, 2003
                                                ------------------------------

                       ENGINEERED SUPPORT SYSTEMS, INC.
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        MISSOURI                      0-13880                   43-1313242
(State of Incorporation)       (Commission File No.)          (IRS Employer
                                                           Identification No.)


201 Evans Lane, St. Louis, Missouri                               63121
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number including area code:  (314) 553-4000




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) The following exhibit is filed as part of this report:

         Exhibit Number                    Description
         --------------                    -----------

              99 Press Release dated May 28, 2003, issued by Engineered Support Systems, Inc.


ITEM 9.  REGULATION FD DISCLOSURE

         The information in this report is being furnished under Item 9 "Regulation FD Disclosure" and, in accordance with the procedural guidance in the SEC's Release No. 33-8216, Item 12 "Disclosure of Results of Operations and Financial Condition."

         On May 28, 2003, Engineered Support Systems, Inc. issued a press release announcing its financial results for the three and six month periods ended April 30, 2003. A copy of that press release is filed as an exhibit to this report and is incorporated here by reference.

         The information in this report, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.
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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            ENGINEERED SUPPORT SYSTEMS, INC.


Date: May 28, 2003          BY: /s/ Gary C. Gerhardt
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                                    Gary C. Gerhardt
                                    Vice Chairman and Chief Financial Officer



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                                EXHIBIT INDEX

These exhibits are numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K.

   Exhibit Number                          Description
   --------------                          -----------

        99 Press release dated May 28, 2003, issued by Engineered Support Systems, Inc.